EXHIBIT 10.51



                        LIMITED RECOURSE PROMISSORY NOTE

$137,000.00                                       Chicago, Illinois
                                                  November 15, 1995


          SECTION 1. General.  FOR VALUE RECEIVED, the undersigned (the "Maker")
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promises to pay to Medicon, Inc., an Illinois corporation (together with its successors and permitted assigns, the "Holder"), at 40 Skokie Boulevard, Northbrook, Illinois 60062, or at such other place as the Holder shall designate to the Maker in writing, the principal amount of one hundred thirty seven thousand and no/100 dollars ($137,000.00), together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. The principal amount of and interest on this Note shall be due and payable at such time and in such amounts as set forth in Section 2 hereof.

          SECTION 2. Payment Terms.
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                2.1  Principal.  On the Maturity Date (as hereinafter
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defined), the Maker will pay to the Holder the entire principal amount of this
Note then outstanding. "Maturity Date" means the earliest of (i) November 15, 1999, (ii) the date that is one year after the day on which the Maker's employment with the Holder ceases, (iii) the date on which the Maker receives cash proceeds, marketable securities or marginable securities in connection with a Change of Control, (iv) the date on which the Maker receives cash proceeds in an Initial Public Offering resulting from the sale of securities pledged pursuant to the Pledge Agreement or (v) the date following an Initial Public Offering when the securities pledged pursuant to the Pledge Agreement become saleable or marginable. The unpaid principal amount of this Note and any accrued and unpaid interest thereon may be prepaid in whole or in part, at any time prior to the Maturity Date, without penalty or premium.

                2.2  Interest. The unpaid principal amount of this Note shall
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bear interest at a rate equal to 6% per annum, computed on the basis of a year of 360 days and paid for the actual number of days elapsed and payable from the date of issue through and including the date of payment in full of the unpaid principal balance of this Note. Such interest shall be due and payable on the Maturity Date. If the Maker fails to pay on the Maturity Date the principal














































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and interest due hereunder, the Maker shall pay, on demand, interest on such amounts for each day from and including the Maturity Date to and including the date paid in full, at a rate per annum equal to 10%.

          SECTION 3. Manner of Payment.  Payments of principal of and interest
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on this Note shall be made in lawful money of the United States of America by certified or bank check payable to the order of the Holder.

          SECTION 4. Security Interest.  Payment of the principal of and
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interest due under this Note is secured by a first priority lien and security interest in and to certain collateral of the Maker pursuant to a Pledge Agreement (the "Pledge Agreement"), dated the date hereof, between the Maker and the Holder.

          SECTION 5. Limited Recourse.   No recourse, except against the Maker's
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interest in the Pledged Collateral (as defined in the Pledge Agreement), shall be had for the payment of the principal amount of this Note, together with any accrued interest thereon, against the Maker and in no event shall the Maker be held liable for any such payment, whether by virtue of any statute or rule of law, by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by the Holder.

          SECTION 6. Events of Default.  If any of the following events (herein
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called "Events of Default") shall occur and be continuing:

               6.1 The Maker shall default in the payment of any part of the principal of or interest on this Note on the Maturity Date and such default shall continue unremedied for a period of 5 business days after the occurrence thereof; or
               6.2  The Maker:

                         (i) commences any case, proceeding or other action
under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to her or seeking to adjudicate her bankrupt or insolvent, or seeking reorganization, composition, extension or other such relief with respect to her or her debts, or seeking appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of her assets (a "bankruptcy action"); or














































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                         (ii) becomes the debtor named in any bankruptcy action
which results in the entry of an order for relief or any such adjudication or appointment remains undismissed, undischarged or unbonded for a period of sixty
(60) days; or

                        (iii) generally fails to, or shall be unable to, or shall admit in writing her inability to, pay her debts as they become due; or

                         (iv) makes a general assignment for the benefit of her
creditors;


then, in each and every such event, the Holder may, without limiting any other
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rights it may have at law or in equity, by written notice to the Maker declare the unpaid principal of and interest on this Note due and payable whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which the Maker hereby expressly waives and the Holder may proceed to enforce payment of such amount or part thereof in such manner as it may elect; provided that, in the case of an Event of Default
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specified in Section 6.2, the unpaid principal of and interest on the Note shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Maker.

          SECTION 7.  Definitions.  As used herein, the following terms shall
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have the indicated meanings:

          "Change of Control" shall mean (i) the direct or indirect sale, lease,
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exchange or other transfer of all or substantially all of the assets of Holder to any Person or group of Persons acting in concert as a partnership or other group (a "Group of Persons"), (ii) the merger or consolidation of Holder with or into another Person, with the effect that the then existing stockholders of Holder hold less than fifty percent (50%) of the combined voting power of the then outstanding securities of the Person surviving such merger, or the Person resulting from such consolidation, ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, (iii) the replacement of a majority of the Board of Directors of Holder, over a two-year period, from the directors who constituted the Board of Directors of Holder at the beginning of such period, and such replacement shall not have been approved by the Board of Directors of Holder (or its replacements approved by the Board of Directors of Holder) as constituted at the beginning of such period, (iv) a Person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the









































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beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of Holder representing fifty (50%) or more of the combined voting power of the then outstanding securities of Holder ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors.

          "Governmental Authority" shall mean any nation, state, sovereign or
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political subdivision thereof or thereto and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Initial Public Offering" shall mean the sale in an underwritten
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offering by Holder of its common stock pursuant to a registration statement on
Form S-1 or otherwise under the Securities Act.

           "Person" shall mean and include any person, employee, individual,
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sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or Governmental Authority.


          "Securities Act" shall mean the Securities Act of 1933, as amended,
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and the rules and regulations of any Governmental Authority promulgated thereunder.

          SECTION 8.  Successors and Assigns.  The provisions of this Note shall
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be binding upon and inure to the benefit of the Holder and its successors and permitted assigns. The Holder may not sell, convey, assign or otherwise transfer this Note, except to a corporation controlling, controlled by or under common control with the Holder.

          SECTION 9.  Governing Law.  This Note shall be governed by and
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construed in accordance with the laws of the State of Illinois applicable to instruments made and to be performed entirely within such State.



                                        _____________________________
                                        Maria McAfee